MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST        Two World Trade Center,
LETTER TO THE SHAREHOLDERS November 30, 2000            New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy continued to register solid economic growth during the 12-month period ended November 30, 2000. Unemployment reached a 30-year low and real personal consumption remained strong. The tightening labor market and higher oil prices led to concerns about inflation. In response, the Federal Reserve Board increased the federal funds rate 100 basis points in three moves between February and May. The federal funds rate now stands at a nine-year high of 6.50 percent. The Fed's shift toward a tighter monetary policy, which began last year, caused long-term interest rates to increase in 1999. Early this year, however, the U.S. Treasury announced plans to utilize a growing federal budget surplus to reduce its debt. This announcement precipitated a rally in the bond market. By the end of November 2000, long-term interest rates had declined significantly. Vigilance by the Fed in controlling inflation and signs of an economic slowdown also contributed to more favorable bond market conditions.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index, which stood at 6.00 percent on November 30, 1999, reached a high of 6.19 percent in mid January before ending November 2000 at 5.55 percent. Because bond prices generally move inversely to changes in interest rates, bond prices improved this year.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. A rising yield ratio indicates weaker relative performance by municipals and a declining ratio signals stronger performance versus Treasuries. Between November 1999 and November 2000 this ratio was unchanged at 98 percent as municipal yields generally traced the pattern of U.S. Treasury yields. Over the past three years, the high and low ratios have been 100 percent and 83 percent, respectively.

During the first eleven months of 2000, municipal underwriting was 16 percent lower than last year. Refunding activity, the most interest-rate-

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 2000, continued

sensitive component of supply, dropped more than 50 percent. Approximately 40 percent of municipal underwritings during this period were enhanced with bond insurance versus a 50 percent share for the previous three years.


          30-YEAR BOND YIELDS 1994-2000

  Date            AAA Ins   Tsy     % Relationship
  ----            -------   ---     --------------
12/31/93            5.40%   6.34%       85.17%
01/31/94            5.40    6.24        86.54%
02/28/94            5.80    6.66        87.09%
03/31/94            6.40    7.09        90.27%
04/29/94            6.35    7.32        86.75%
05/31/94            6.25    7.43        84.12%
06/30/94            6.50    7.61        85.41%
07/29/94            6.25    7.39        84.57%
08/31/94            6.30    7.45        84.56%
09/30/94            6.55    7.81        83.87%
10/31/94            6.75    7.96        84.80%
11/30/94            7.00    8.00        87.50%
12/30/94            6.75    7.88        85.66%
01/31/95            6.40    7.70        83.12%
02/28/95            6.15    7.44        82.66%
03/31/95            6.15    7.43        82.77%
04/28/95            6.20    7.34        84.47%
05/31/95            5.80    6.66        87.09%
06/30/95            6.10    6.62        92.15%
07/31/95            6.10    6.86        88.92%
08/31/95            6.00    6.66        90.09%
09/29/95            5.95    6.48        91.82%
10/31/95            5.75    6.33        90.84%
11/30/95            5.50    6.14        89.58%
12/29/95            5.35    5.94        90.07%
01/31/96            5.40    6.03        89.55%
02/29/96            5.60    6.46        86.69%
03/29/96            5.85    6.66        87.84%
04/30/96            5.95    6.89        86.36%
05/31/96            6.05    6.99        86.55%
06/28/96            5.90    6.89        85.63%
07/31/96            5.85    6.97        83.93%
08/30/96            5.90    7.11        82.98%
09/30/96            5.70    6.93        82.25%
10/31/96            5.65    6.64        85.09%
11/29/96            5.50    6.35        86.61%
12/31/96            5.60    6.63        84.46%
01/31/97            5.70    6.79        83.95%
02/28/97            5.65    6.80        83.09%
03/31/97            5.90    7.10        83.10%
04/30/97            5.75    6.94        82.85%
05/30/97            5.65    6.91        81.77%
06/30/97            5.60    6.78        82.60%
07/30/97            5.30    6.30        84.13%
08/31/97            5.50    6.61        83.21%
09/30/97            5.40    6.40        84.38%
10/31/97            5.35    6.15        86.99%
11/30/97            5.30    6.05        87.60%
12/31/97            5.15    5.92        86.99%
01/31/98            5.15    5.80        88.79%
02/28/98            5.20    5.92        87.84%
03/31/98            5.25    5.93        88.53%
04/30/98            5.35    5.95        89.92%
05/29/98            5.20    5.80        89.66%
06/30/98            5.20    5.65        92.04%
07/31/98            5.18    5.71        90.72%
08/31/98            5.03    5.27        95.45%
09/30/98            4.95    5.00        99.00%
10/31/98            5.05    5.16        97.87%
11/30/98            5.00    5.06        98.81%
12/31/98            5.05    5.10        99.02%
01/31/99            5.00    5.09        98.23%
02/28/99            5.10    5.58        91.40%
03/31/99            5.15    5.63        91.47%
04/30/99            5.20    5.66        91.87%
05/31/99            5.30    5.83        90.91%
06/30/99            5.47    5.96        91.78%
07/31/99            5.55    6.10        90.98%
08/31/99            5.75    6.06        94.88%
09/30/99            5.85    6.05        96.69%
10/31/99            6.03    6.16        97.89%
11/30/99            6.00    6.29        95.39%
12/31/99            5.97    6.48        92.13%
01/31/00            6.18    6.49        95.22%
02/29/00            6.04    6.14        98.37%
03/31/00            5.82    5.83        99.83%
04/30/00            5.91    5.96        99.16%
05/31/00            5.91    6.01        98.34%
06/30/00            5.84    5.90        98.98%
07/31/00            5.73    5.78        99.13%
08/31/00            5.62    5.67        99.12%
09/30/00            5.74    5.89        97.45%
10/31/00            5.65    5.79        97.58%
11/30/00            5.55    5.61        98.93%
12/31/00            5.27    5.46        96.52%


Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.



PERFORMANCE AND PORTFOLIO

Morgan Stanley Dean Witter Hawaii Municipal Trust's net asset value (NAV) increased from $9.47 to $9.78 per share during the fiscal year ended November 30, 2000. Based on this change plus reinvestment of tax-free dividends totaling $0.45 per share, the Fund's total return was 8.26 percent. Over the same period the Lehman Brothers Municipal Bond Index registered a total return of 8.18 percent. The accompanying chart compares the Fund's performance to that of the Lehman index.

Please note that the Fund's investment manager assumed all operating expenses (except for brokerage fees) and waived the management fee to the extent that it exceeds 55 basis points (0.55 percent) of average net assets for the 2000 calendar year. The investment manager has agreed to cap expenses at 55 basis points again for the 2001 calendar year.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 2000, continued

At the end of November, the Fund's net assets were distributed among 11 long-term sectors and 24 credits. In-state credits comprised 83 percent of net assets. The portfolio's average maturity was 19 years and its average duration, a measure of sensitivity to interest-rate changes, was 7.8 years. Generally, a portfolio with a longer durations will have greater price volatility than one with a shorter duration. The accompanying charts and table provide current information on the portfolio's credit quality, maturity distribution and sector diversification. Optional call provisions by year, with their respective cost yields, are also shown.


LOOKING AHEAD

The bond market has begun to anticipate that the Fed will ease its monetary policy in 2001. This expectation is based on continued moderate inflation and clear signs of slowing economic growth. This projected environment would likely be favorable for fixed-income investments. Within the asset class, we believe municipal bonds represent good long-term value.

We appreciate your ongoing support of Morgan Stanley Dean Witter Hawaii Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,




/s/ Charles A Fiumefreddo                   /s/ Mitchell M. Merin
------------------------------------        ----------------------------------
    CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
    Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 2000, continued

LARGEST SECTORS as of November 30, 2000
(% of Net Assets)

General Obligation            19%
Hospital                      13%
Mortgage                      13%
Transportation                13%
IDR/PCR*                      11%
Education                      7%
Public Facilities              5%
Water & Sewer                  5%


*Industrial Development/Pollution Control Revenue

Portfolio structure is subject to change.



CREDIT RATINGS as of November 30, 2000
(% of Total Long-Term Portfolio)


Aaa or AAA      78%
Aa or AA         2%
A or A          14%
Baa or BBB       6%

As measured by Moody's Investors Service, Inc. or Standard & Poor's Corp.

Portfolio structure is subject to change.


                            DISTRIBUTION BT MATURITY
                               (% OF NET ASSETS)


WEIGHTED AVERAGE MATURITY: 19 YEARS




     4.2%        0.0%        2.9%         54.0%         27.2%          7.3%
--------------------------------------------------------------------------------
Under 1 Year  1-5 Years   5-10 Years   10-20 Years   20-30 Years   Over 39 Years


Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
LETTER TO THE SHAREHOLDERS November 30, 2000, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                               NOVEMBER 30, 2000

WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

                                PERCENT CALLABLE*


 0%      3%      0%      0%      8%      14%    10%   3%      16%    24%    22%
--------------------------------------------------------------------------------
2000    2001    2002    2003    2004    2005   2006   2007   2008   2009   2010+

                              Years Bond Callable



WEIGHTED AVERAGE BOOK YIELD: 5.5%


                              COST (BOOK) YIELD**


        4.5%                    5.7%    5.7%   6.1%   5.9%   5.3%   5.3%   5.6%
--------------------------------------------------------------------------------
2000    2001    2002    2003    2004    2005   2006   2007   2008   2009   2010+


* % Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before Fund operating expenses. For example, the Fund earned a book yield of 4.5% on 3% of the bonds in the long-term portfolio that are callable in 2001.

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FUND PERFORMANCE November 30, 2000


GROWTH OF $10,000

      Date                   Total         Lehman
=====================================================
  June 16, 1995             $9,700         $10,000
=====================================================
  June 30, 1995             $9,631         $10,000
=====================================================
 August 31, 1995            $9,658         $10,223
=====================================================
November 30, 1995          $10,108         $10,610
=====================================================
February 29, 1996          $10,193         $10,720
=====================================================
  May 31, 1996              $9,998         $10,549
=====================================================
 August 31, 1996           $10,195         $10,758
=====================================================
November 30, 1996          $10,678         $11,234
=====================================================
February 28, 1997          $10,696         $11,311
=====================================================
  May 31, 1997             $10,836         $11,423
=====================================================
 August 31, 1997           $11,126         $11,753
=====================================================
November 30, 1997          $11,418         $12,039
=====================================================
February 28, 1998          $11,733         $12,345
=====================================================
  May 31, 1998             $11,852         $12,495
=====================================================
 August 31, 1998           $12,131         $12,770
=====================================================
November 30, 1998          $12,316         $12,974
=====================================================
February 28, 1999          $12,356         $13,104
=====================================================
  May 31, 1999             $12,313         $13,078
=====================================================
 August 31, 1999           $11,935         $12,833
=====================================================
November 30, 1999          $11,799         $12,835
=====================================================
February 29, 2000          $11,790         $12,831
=====================================================
  May 31, 2000             $11,870         $12,966
=====================================================
 August 31, 2000           $12,604         $13,703
=====================================================
November 30, 2000          $12,774 (3)     $13,884
=====================================================


Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost.

AVERAGE ANNUAL TOTAL RETURNS
----------------------------

Period Ended 11/30/00
---------------------------
1 Year                              8.26%(1)        5.02%(2)
5 Years                             4.79%(1)        4.16%(2)
Since Inception (6/16/95)           5.17%(1)        4.59%(2)

---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 3% front-end sales charge assuming a complete redemption on November 30, 2000.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 2000


 PRINCIPAL
 AMOUNT IN                                                                             COUPON      MATURITY
 THOUSANDS                                                                              RATE         DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------
             HAWAII TAX-EXEMPT MUNICIPAL BONDS* (91.4%)
             General Obligation (19.1%)
   $  200    Hawaii, 1996 Ser CM (FGIC) .............................................  6.00 %       12/01/12    $  219,024
      300    Hawaii County, 1999 Ser A (FSA) ........................................  5.50         05/15/17       303,297
      300    Honolulu City & County, Ser 1999 B (FGIC) ..............................  5.00         07/01/22       279,624
      300    Kauai County, Ser 2000 A (FGIC) ........................................  6.25         08/01/21       321,789
      250    Maui County, 1998 Ser A (FGIC) .........................................  5.375        03/01/17       250,247
   ------                                                                                                       ----------
    1,350                                                                                                        1,373,981
   ------                                                                                                       ----------
             Educational Facilities Revenue (7.0%)
      200    Puerto Rico Industrial Tourist, Educational, Medical & Environmental
               Control Facilities Financing Authority, Inter American University of
               Puerto Rico 1998 Ser A (MBIA) ........................................  5.00         10/01/22       191,678
      300    University of Puerto Rico, Ser O (MBIA) ................................  5.75         06/01/19       314,772
   ------                                                                                                       ----------
      500                                                                                                          506,450
   ------                                                                                                       ----------
             Electric Revenue (2.1%)
      150    Puerto Rico Electric Power Authority, Power Ser X ......................  5.50         07/01/25       149,192
   ------                                                                                                       ----------
             Hospital Revenue (12.6%)
             Hawaii Department of Budget & Finance,
      200     Kaiser Permanente Refg Ser 1991 A .....................................  6.25         03/01/21       197,714
      200     Kapiolani Health Care Ser 1996 ........................................  6.25         07/01/21       200,464
      100     Queens Health 1996 Ser A ..............................................  5.875        07/01/11       101,244
      500     Wilcox Memorial Hospital Ser 1998 .....................................  5.35         07/01/18       407,240
   ------                                                                                                       ----------
    1,000                                                                                                          906,662
   ------                                                                                                       ----------
             Industrial Development/Pollution Control Revenue (11.4%)
             Hawaii Department of Budget & Finance,
      500     Hawaiian Electric Co Ser 1999 B (AMT) (Ambac) .........................  5.75         12/01/18       503,780
      100     Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ..........................  6.60         01/01/25       105,786
      200     Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ..........................  6.20         05/01/26       209,014
   ------                                                                                                       ----------
      800                                                                                                          818,580
   ------                                                                                                       ----------
             Mortgage Revenue - Multi-Family (9.0%)
      125    Hawaii Housing Finance & Development Corporation, University of Hawaii
               Faculty Ser 1995 (Ambac) .............................................  5.65         10/01/16       127,521
      500    Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) ..........  6.90         06/20/35       523,520
   ------                                                                                                       ----------
      625                                                                                                          651,041
   ------                                                                                                       ----------
             Mortgage Revenue - Single Family (4.2%)
      300    Hawaii Housing Finance & Development Corporation, Purchase 1994 Ser B
   ------      (MBIA) ...............................................................  5.90         07/01/27       302,676
                                                                                                                ----------
             Public Facilities Revenue (4.7%)
      250    Hawaii, Kapolei State Office Building 1998 Ser A COPs (Ambac) ..........  5.00         05/01/18       238,220
      100    Hawaii, No 1 Capital District State Office Building 2000 Ser A COPs
   ------      (MBIA) (WI) ..........................................................  5.50         05/01/20        99,169
                                                                                                                ----------
      350                                                                                                          337,389
   ------                                                                                                       ----------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS November 30, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                       COUPON          MATURITY
 THOUSANDS                                                                        RATE             DATE          VALUE
--------------------------------------------------------------------------------------------------------------------------
             Transportation Facilities Revenue (12.6%)
             Hawaii,
   $  200     Airports Third Refg Ser of 1994 (AMT) (Ambac) ...................   5.75%            07/01/09    $  207,124
      200     Harbor Ser 1997 (AMT) (MBIA)** ..................................   5.75             07/01/17       202,148
      500     Highway Ser 2000 (FSA) ..........................................   5.375            07/01/18       498,005
   ------                                                                                                      ----------
      900                                                                                                         907,277
   ------                                                                                                      ----------
             Water & Sewer Revenue (4.9%)
      150    Honolulu Board of Water Supply, Ser 1996 .........................   5.80             07/01/16       155,051
      200    Honolulu City & County, Wastewater Jr Ser 1998 (FGIC) ............   5.25             07/01/17       197,376
   ------                                                                                                      ----------
      350                                                                                                         352,427
   ------                                                                                                      ----------
             Other Revenue (3.8%)
      300    Hawaiian Department of Home Lands, Refg Ser 1999 .................   4.45             07/01/11       277,737
   ------                                                                                                      ----------
    6,625    TOTAL HAWAII TAX-EXEMPT MUNICIPAL BONDS
   ------    (Cost $6,642,198)............................................................................      6,583,412
                                                                                                               ----------
             TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATION (4.2%)
      300    Puerto Rico Highway & Transportation, 1998 Ser A (Demand 12/01/00)
   ------      (Cost $300,000) ................................................   3.60***          07/01/28       300,000
                                                                                                               ----------
   $6,925    TOTAL INVESTMENTS (Cost $6,942,198) (a) .........................................         95.6%    6,883,412
   ======
             OTHER ASSETS IN EXCESS OF LIABILITIES ...........................................          4.4       314,326
                                                                                                      -----    ----------
             NET ASSETS ......................................................................        100.0%   $7,197,738
                                                                                                      =====    ==========

---------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
WI      Security purchased on a "when-issued" basis.
*       Puerto Rico issues represent 13% of net assets.
** This security is segregated in connection with the purchase of a "when-issued" security.
***     Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $99,003 and the aggregate gross unrealized depreciation is $157,789, resulting in net unrealized depreciation of $58,786.


Bond Insurance:
---------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000


ASSETS:
Investments in securities, at value
   (cost $6,942,198).........................    $6,883,412
Cash ........................................       300,473
Interest receivable .........................       127,310
Receivable from affiliate ...................         7,363
Prepaid expenses and other assets ...........         7,493
                                                 ----------
     TOTAL ASSETS ...........................     7,326,051
                                                 ----------
LIABILITIES:
Payable for:
     Investments purchased ..................        99,368
     Dividends to shareholders ..............         1,796
     Plan of distribution fee ...............         1,179
Accrued expenses and other payables .........        25,970
                                                 ----------
     TOTAL LIABILITIES ......................       128,313
                                                 ----------
NET ASSETS ..................................    $7,197,738
                                                 ==========
COMPOSITION OF NET ASSETS:
Paid-in-capital .............................    $7,360,691
Net unrealized depreciation .................       (58,786)
Accumulated net realized loss ...............      (104,167)
                                                 ----------
     NET ASSETS .............................    $7,197,738
                                                 ==========
NET ASSET VALUE PER SHARE,
   735,655 shares outstanding
   (unlimited shares authorized of $.01
     par value) .............................    $     9.78
                                                 ==========
MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 3.09% of net asset
     value)* ................................    $    10.08
                                                 ==========

----------------
*   On sales of $100,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS
For the year ended November 30, 2000


NET INVESTMENT INCOME:
INTEREST INCOME ...............................   $374,732
                                                  --------
EXPENSES
Professional fees .............................     53,447
Shareholder reports and notices ...............     47,082
Investment management fee .....................     25,002
Plan of distribution fee ......................     14,192
Trustees' fees and expenses ...................     13,159
Organizational expenses .......................      6,541
Transfer agent fees and expenses ..............      3,470
Custodian fees ................................        704
Other .........................................      5,774
                                                  --------
     TOTAL EXPENSES ...........................    169,371
Less: amounts waived/reimbursed ...............   (129,381)
Less: expense offset ..........................       (702)
                                                  --------
     NET EXPENSES .............................     39,288
                                                  --------
     NET INVESTMENT INCOME ....................    335,444
                                                  --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................    (74,879)
Net change in unrealized depreciation .........    304,983
                                                  --------
     NET GAIN .................................    230,104
                                                  --------
NET INCREASE ..................................   $565,548
                                                  ========


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          NOVEMBER 30, 2000     NOVEMBER 30, 1999
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ................................       $  335,444            $  339,521
Net realized loss ....................................          (74,879)              (29,288)
Net change in unrealized depreciation ................          304,983              (644,986)
                                                             ----------            ----------
   NET INCREASE (DECREASE) ...........................          565,548              (334,753)
                                                             ----------            ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................         (335,444)             (339,521)
Net realized gain ....................................                -               (42,705)
                                                             ----------            ----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................         (335,444)             (382,226)
                                                             ----------            ----------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................         (289,744)              976,817
                                                             ----------            ----------
   NET INCREASE (DECREASE) ...........................          (59,640)              259,838
NET ASSETS:
Beginning of period ..................................        7,257,378             6,997,540
                                                             ----------            ----------
   END OF PERIOD .....................................       $7,197,738            $7,257,378
                                                             ==========            ==========

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 2000, continued


and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES - Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), paid the organizational expenses of the Fund in the amount of approximately $60,000, of which $17,479 have been reimbursed. The balance was absorbed by the Investment Manager. Such expenses have been deferred and were fully amortized as of June 16, 2000.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

Effective January 1, 1999 through December 31, 2001, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. At November 30, 2000, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION

Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 2000, the distribution fee was accrued at the annual rate of 0.20%.

The Distributor has informed the Fund that for the year ended November 30, 2000, it received approximately $28,900 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS November 30, 2000, continued


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2000 aggregated $1,252,704 and $1,549,643, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $200.

5. FEDERAL INCOME TAX STATUS

At November 30, 2000, the Fund had a net capital loss carryover of approximately $104,000 of which $29,000 will be available through November 30, 2007 and $75,000 will be available through November 30, 2008 to offset future capital gains to the extent provided by regulations.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                       FOR THE YEAR                 FOR THE YEAR
                                                           ENDED                       ENDED
                                                     NOVEMBER 30, 2000           NOVEMBER 30, 1999
                                               ----------------------------- --------------------------
                                                   SHARES         AMOUNT         SHARES        AMOUNT
                                               ------------- ---------------  ------------ -------------
Sold ..........................................    114,210    $  1,090,256       150,939    $1,528,240
Reinvestment of dividends and distributions ...     14,958         142,116        18,874       189,061
                                                   -------    ------------       -------    ----------
                                                   129,168       1,232,372       169,813     1,717,301
Repurchased ...................................   (160,217)     (1,522,116)      (75,142)     (740,484)
                                                  --------    ------------       -------    ----------
Net increase (decrease) .......................    (31,049)   $   (289,744)       94,671    $  976,817
                                                  ========    ============       =======    ==========

7. EXPENSE OFFSET

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2000, the Fund did not hold positions in residual interest bonds.

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED NOVEMBER 30
                                                         -------------------------------------------------------------
                                                              2000         1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period ...................  $ 9.47        $10.41     $10.12      $ 9.95      $ 9.91
                                                          ------        ------     ------      ------      ------
Income (loss) from investments operations:
 Net investment income .................................    0.45          0.46       0.49        0.50        0.50
 Net realized and unrealized gain (loss) ...............    0.31         (0.88)      0.29        0.17        0.04
                                                          ------        ------     ------      ------      ------
Total income (loss) from investment operations .........    0.76         (0.42)      0.78        0.67        0.54
                                                          ------        ------     ------      ------      ------
Less dividends and distributions from:
 Net investment income .................................   (0.45)        (0.46)     (0.49)      (0.50)      (0.50)
 Net realized gain .....................................       -         (0.06)         -           -           -
                                                          ------        ------     ------      ------      ------
Total dividends and distributions ......................   (0.45)        (0.52)     (0.49)      (0.50)      (0.50)
                                                          ------        ------     ------      ------      ------
Net asset value, end of period .........................   $ 9.78       $ 9.47     $10.41      $10.12      $ 9.95
                                                          ======        ======     ======      ======      ======
TOTAL RETURN+ ..........................................    8.26%        (4.20)%     7.87%       6.93%       5.64%

RATIOS TO AVERAGE NET ASSETS (1):
Expenses ...............................................    0.56%(2)s      0.52 %     0.20%       0.19%       0.19%
Net investment income ..................................    4.70%         4.54 %     4.72%       5.00%       5.09%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $7,198        $7,257     $6,998      $4,752      $3,225
Portfolio turnover rate ................................      19%           18 %       26%         13%         51%

-------------
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which reflect the effect of expense offsets as follows:

                                  EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED:                      RATIO       INCOME RATIO       OFFSET
-------------                      -----       ------------       ------
  November 30, 2000 ..........      2.37%           2.89%           0.01%
  November 30, 1999 ..........      2.45%           2.61%           0.01%
  November 30, 1998 ..........      2.42%           2.50%           0.01%
  November 30, 1997 ..........      2.95%           2.24%           0.01%
  November 30, 1996* .........      2.69%           2.59%           0.03%

 *  After application of the Fund's state expense limitation.
(2) Does not reflect the effect of the expense offset.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER HAWAII MUNICIPAL TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Hawaii Municipal Trust (the "Fund"), including the portfolio of investments, as of November 30, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1999 and the financial highlights for each of the respective stated periods ended November 30, 1999 were audited by other independent accountants whose report, dated January 11, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Hawaii Municipal Trust as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 8, 2001

--------------------------------------------------------------------------------
                       2000 FEDERAL TAX NOTICE (unaudited)

For the year ended November 30, 2000, all of the Fund's dividends from net investment income paid to its shareholders were exempt interest dividends, excludable from gross income for Federal income tax purposes.
--------------------------------------------------------------------------------

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


Morgan Stanley Dean Witter Distributors Inc., member NASD.



MORGAN STANLEY
DEAN WITTER
HAWAII MUNICIPAL
TRUST



ANNUAL REPORT
NOVEMBER 30, 2000